                                                                    EXHIBIT 10.1

                               CREDIT AGREEMENT
                               ----------------


     This CREDIT AGREEMENT (the "Credit Agreement") is executed on December 29,
                                 ----------------
1999, by and between DATA RETURN CORPORATION, a Texas corporation ("Borrower"),
                                                                    --------
and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").
                                            ----

     1.   Credit Facility.  Subject to the terms and conditions set forth in
          ---------------
this Credit Agreement and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing and/or entered into in connection with the Loan, as hereinafter defined (collectively, together with this Credit Agreement, referred to hereinafter as the "Loan Documents"), Bank hereby agrees
                                           --------------
to provide to Borrower a credit facility (the "Loan").  Subject to the terms and
                                               ----
conditions set forth herein, Bank agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through July 31, 2000, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time
           --------  -------
shall not exceed Two Million Dollars and No/100 Dollars ($2,000,000.00).
Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. Borrower understands and agrees that for a period of not less than thirty (30) consecutive days during each calendar year, Borrower shall have repaid the entire outstanding principal amount of the Loan, together with all accrued but unpaid interest thereon. The sums advanced under the Loan shall be used for working capital for the Borrower. All advances, whether one or more, under the Loan shall be collectively called the "Loan." Bank reserves the right
                                                 ----
to require Borrower to give Bank not less than four hours' prior notice of each requested advance under the Loan (provided, however, that any notice received after 10:00 a.m. Dallas time may be treated as received on the following business day), specifying (i) the aggregate amount of such requested advance,
(ii) the requested date of such advance, and (iii) the purpose for such advance, with such advances to be requested in a form satisfactory to Bank.

     2.   Promissory Note.  The Loan shall be evidenced by one or more
          ---------------
promissory notes (whether one or more, together with any renewals, extensions and increases thereof, the "Note") duly executed by Borrower and payable to the
                            ----
order of Bank, in substantially the form attached hereto as Exhibit "A."
                                                            ----------
Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the Note and in this Credit Agreement. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, upon delinquency or other default, Bank reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. If any payment under the Note is 10 days or more late, Borrower will be charged 5.0% of the regularly scheduled payment on such Note or $25.00, whichever is greater, up to the maximum amount of $250.00 per late charge. Upon default, including failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on the
Note in default 3.00 percentage points, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in the Note in default (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law.

     3.   Collateral.  As collateral and security for the indebtedness evidenced
          ----------
by the Note and any and all other indebtedness or obligations from time to time owing by Borrower to Bank, Borrower shall grant, and hereby grants, to Bank, its successors and assigns, a first and prior lien and security interest in and to the property described herein below, together with any and all PRODUCTS AND PROCEEDS thereof (the "Collateral"):
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CREDIT AGREEMENT - Page 1
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          (a) All present and future accounts (including any right to payment for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed by Borrower), now or hereafter owned, held, or acquired by Borrower, together with any and all books of account, customer lists and other records relating in any way to the foregoing.

          (b) That certain equipment possessed, held, acquired, leased or owned by Borrower and used or usable in Borrower's business, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing as more specifically described in a security agreement of even date herewith.

          (c) Subject to the conditions precedent hereinafter described in paragraph 4 below, those certain deposit accounts, instruments, certificates of deposit, money market accounts and/or savings accounts and/or cash, cash equivalents, marketable securities and/or other unencumbered liquid assets as hereinafter described in paragraph 4 below.

The term "Collateral" shall also include all records and data relating to any of the foregoing (including, without limitation, any computer software on which such records and data may be located). Borrower agrees to execute a security agreement, in substantially the form attached hereto as Exhibit "B", and such
                                                        -----------
assignments, deeds of trust and other agreements and documents as Bank shall reasonably deem appropriate and otherwise reasonably require from time to time to more fully create and perfect Bank's lien and security interests in the Collateral. All loans by Bank to Borrower under this Credit Agreement and under all other agreements (including, but not limited to other loan agreements, credit agreements and promissory notes) constitute one loan, and all indebtedness and obligations of Borrower to Bank under this and under all other agreements (including, but not limited to other loan agreements, credit agreements and promissory notes), present and future, constitute one general obligation secured by the collateral and security held and to be held by Bank hereunder and by virtue of all Loan Documents between Borrower and Bank now and hereafter existing. It is expressly understood and agreed that all of the rights of Bank contained in this Credit Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Credit Agreement and to any other agreements, present and future, between Bank and Borrower.

     4.   Pledge of Cash Collateral.  As  conditions precedent to the Bank's
          -------------------------
obligation to make the Loan to Borrower, (i) Borrower shall execute and deliver to Bank a pledge agreement, in substantially the form attached hereto as Exhibit
                                                                         -------
"C" which, subject to certain conditions precedent, creates a security interest
---
and lien in deposit accounts, instruments, certificates of deposit, money market accounts and/or savings accounts and/or cash, cash equivalents, marketable securities and/or other unencumbered liquid assets, in each case in a form that has no risk of principal fluctuation, of Two Million and No/100 Dollars ($2,000,000.00) (the "Cash Collateral"), and (ii) Borrower shall establish an account or accounts with Bank for the deposit of the Cash Collateral in the event that the conditions precedent occur which require the deposit of the Cash Collateral (all such accounts shall be referred to as the "Accounts"). The
                                                           --------
security interest and lien granted to Bank by Borrower shall not be effective or enforced by Bank unless (i) the total amount of Borrower's cash, cash equivalents, marketable securities and/or other unencumbered liquid assets, which are not encumbered by or subject to any security interest, lien or other encumbrance held by any person, declines to less than Six Million and No/100 Dollars ($6,000,000.00) ("Minimum Liquidity"), or (ii) a Payment Event of
                          -----------------
Default (as hereinafter defined) shall occur (collectively or individually a

"Pledge Event").  In the event that a Pledge Event shall occur, Borrower shall
-------------
within three (3) business days deposit the Cash Collateral with Bank and shall maintain such Cash Collateral with Bank during the remaining term of the Loan, and (ii) the security interest and lien granted to Bank by Borrower in the pledge agreement shall be immediately and automatically effective and enforceable without any further action by Borrower or Bank and shall be deemed to relate back to the date hereof as its date of inception. In addition, (i) Borrower shall execute and deliver to Bank such financing statements, stock powers, assignments, endorsements, controlled account agreements and similar documents

CREDIT AGREEMENT - Page 2
----------------
in form and substance satisfactory to Bank, to allow Bank to further control, perfect its interest in or execute on such collateral and (ii) Bank may transfer to the Accounts any of Borrower's cash, cash equivalents, marketable securities and/or other unencumbered liquid assets in an amount equal to the Cash Collateral from any of Borrower's deposit accounts, instruments, certificates of deposit, money market accounts and/or savings accounts held by Bank other than Borrower's Operating Accounts (as hereinafter defined). Borrower's failure to timely perform its obligations under this paragraph shall be deemed a default under this Credit Agreement and Bank shall have the right to exercise any and all remedies set forth in this Credit Agreement and the other Loan Documents in connection therewith. Nothing in this paragraph requires Bank to release any cash, cash equivalents, marketable securities and/or other unencumbered liquid assets constituting Collateral under this Credit Agreement (including without limitation any Cash Collateral hereafter delivered to Bank under this paragraph) after a Pledge Event has occurred until payment in full of the Loan. Borrower shall not make, produce or offer any statement, claim, defense, pleading or assertion that the Cash Collateral or Accounts and Bank's security interest or lien thereon is a preference or fraud over other creditors' claims.

     5.   Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants, and upon each request for an advance under the Loan, unless Borrower notifies Bank to the contrary (which may constitute an Event of Default), will be deemed to have further represented and warranted, to Bank as follows:

          (a) Existence.  Borrower is a corporation validly existing and in good
              ---------
     standing under the laws of the State of Texas and is qualified to do business and in good standing in all other states where the conduct of its business requires it to be so qualified and the failure to be so qualified would have a material adverse effect on the financial condition, properties or operations of Borrower, and has all requisite power and authority to execute and deliver the Loan Documents.

          (b) Binding Obligations.  The execution, delivery, and performance of
              -------------------
     this Credit Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, and constitute legal, valid and binding obligations of Borrower.

          (c) No Consent.  The execution, delivery and performance of this
              ----------
     Credit Agreement and the other Loan Documents by Borrower, and Borrower's consummation of the transactions contemplated hereby and thereby, do not
     (i) conflict with, result in a violation of, or constitute a default under
     (A) any provision of its articles or certificate of incorporation or bylaws, if Borrower is a corporation, or its partnership agreement, if Borrower is a partnership, or any agreement or other instrument binding upon Borrower, or (B) any law, governmental regulation, court decree or order applicable to Borrower, or (ii) require the consent, approval or authorization of any third party.

          (d) Financial Condition.  Each financial statement of Borrower
              -------------------
     supplied to the Bank fairly discloses and presents Borrower's financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statement supplied to the Bank.

          (e) Litigation.  To the knowledge of Borrower, there are no actions,
              ----------
     suits or proceedings, pending or threatened against or affecting Borrower or the properties of Borrower, before any court or governmental department, commission or board, which, if determined adversely to Borrower, would have a material adverse effect on the financial condition, properties, or operations of Borrower.

          (f) Taxes; Governmental Charges.  Borrower has filed all federal,
              ---------------------------
     state and local tax reports and returns required by any law or regulation to be filed by it or has requested extension thereof and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, in each case except as would not

CREDIT AGREEMENT - Page 3
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     have a material adverse effect on the financial condition, properties or operations of Borrower, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

          (g) Compliance with Law.  Borrower is in compliance with all laws,
              -------------------
     rules, regulations, orders and decrees which are applicable to Borrower or any of its properties, except for such noncompliance as would not have a material adverse effect on the financial condition, properties or operations of Borrower.

          (h) Marketability of Securities.  No security which constitutes any
              ---------------------------
     part of the Collateral is subject to any restriction upon the resale thereof, and there is no restriction upon the sale or other disposition by Borrower thereof (other than the pledges and other restrictions imposed by the security agreement in favor of Bank), regardless of whether imposed by
     (i) federal or state securities laws (including without limitation the Securities Act of 1933, as amended, and Rule 144 promulgated thereunder),
     (ii) any shareholder agreement, voting, agreement, voting trust, tender offer, standstill agreement or other agreement or securities filing which has the effect of restricting Borrower's ability to acquire, sell or otherwise dispose of any securities of any company whose securities now or hereafter constitute any part of the Collateral, or (iii) other agreements or conditions.

          (i) Borrower is Not an Affiliate. Borrower is not now, and has no
              ----------------------------
     present intention to become, an officer, director, trustee, or affiliate (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) of any company (or any material subsidiary thereof) whose securities constitute, whether now or hereafter, any part of the Collateral.

     6.   Conditions Precedent to Advances.  Bank's obligation to make any
          --------------------------------
advance under this Credit Agreement and the other Loan Documents shall be subject to the conditions precedent that, as of the date of such advance and after giving effect thereto (i) all representations and warranties made to Bank in this Credit Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (ii) no material adverse change in the financial condition of Borrower since the effective date of the most recent financial statements furnished to Bank by Borrower shall have occurred and be continuing, (iii) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined), (iv) Bank's receipt of all Loan Documents appropriately executed by Borrower and all other proper parties, (v) Borrower shall have established the Accounts with Bank as required herein, and (vi) Borrower shall have established its primary operating accounts and payroll accounts (collectively the "Operating Accounts") with Bank.
                                        ------------------

     7.   Affirmative Covenants.  Until (i) the Note and all other obligations
          ---------------------
and liabilities of Borrower under this Credit Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower agrees and covenants that it will, unless Bank shall otherwise consent in writing:

          (a) Accounts and Records.  Maintain its books and records in
              --------------------
     accordance with generally accepted accounting principles.

          (b) Right of Inspection.  Permit Bank to visit its properties and
              -------------------
     installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times.

CREDIT AGREEMENT - Page 4
----------------

          (c) Right to Additional Information.  Furnish Bank with such
              -------------------------------
     additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's financial condition and business operations as Bank may reasonably request from time to time.

          (d) Compliance with Laws.  Perform and comply with all statutes,
              --------------------
     rules, regulations and/or ordinances imposed by any governmental unit upon Borrower its businesses, operations and properties (including without limitation, all applicable environmental statutes, rules, regulations and ordinances).

          (e) Taxes.  Pay and discharge when due all of its indebtedness and
              -----
     obligations, including without limitation, all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as
     (i) the legality of the same shall be contested in good faith by appropriate proceedings, and (ii) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally accepted accounting principles, consistently applied.

          (f) Insurance.  Maintain insurance, including but not limited to, fire
              ---------
     insurance, comprehensive property damage, public liability, worker's compensation, business interruption and other insurance reasonably deemed necessary or otherwise reasonably required by Bank.

          (g) Notice of Indebtedness.  Promptly inform Bank of the creation,
              ----------------------
     incurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Credit Agreement.

          (h) Notice of Litigation.  Promptly after knowledge thereof, notify
              --------------------
     Bank of all actions, suits, proceedings and other claims before any court or any governmental department, commission or board affecting Borrower or any of its properties.

          (i) Notice of Material Adverse Change.  Promptly inform Bank of any
              ---------------------------------
     and all material adverse changes in Borrower's financial condition.

          (j) Maintain the Accounts.  Maintain the Accounts and the Operating
              ---------------------
     Accounts with Bank in such manner and in such amounts as may be required in this Credit Agreement and any other Loan Documents.

          (k) Additional Documentation.  Execute and deliver, or cause to be
              ------------------------
     executed and delivered, any and all other agreements, instruments or documents which Bank may reasonably request in order to give effect to the transactions contemplated under this Credit Agreement and the other Loan Documents.

     8.   Negative Covenants.  Until (i) the Note and all other obligations and
          ------------------
liabilities of Borrower under this Credit Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will not, without the prior written consent of Bank, which in the case of (b) and (c) shall not be unreasonably withheld:

          (a) Nature of Business.  Make any material change in the nature of its
              ------------------
     business as carried on as of the date hereof.

CREDIT AGREEMENT - Page 5
----------------

          (b) Liquidations, Mergers, Consolidations. Liquidate, merge or
              -------------------------------------
     consolidate with or into any other entity.

          (c) Sale of Assets.  Sell, transfer or otherwise dispose of any of its
              --------------
     assets or properties, other than in the ordinary course of business.

          (d) Liens.  Create or incur any lien or encumbrance on any of its
              -----
     assets, including but not limited to the Accounts, the Cash Collateral or its unencumbered liquid assets other than (i) liens and security interests securing indebtedness owing to Bank, (ii) liens for taxes, assessments or similar charges which (1) are not yet due or (2) are being contested in good faith by appropriate proceedings and for which Borrower has established adequate reserves, (iii) liens and security interests existing as of the date hereof which have been disclosed to and approved by the Bank in writing, (iv) liens and security interests for equipment and fixtures leased pursuant to capital leases or operating leases.

          (e) Indebtedness.  Create, incur or assume any indebtedness for
              ------------
     borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from Bank,
     (ii) borrowings outstanding on the date hereof and disclosed in writing to Bank, and (iii) obligations for equipment and fixtures leased pursuant to capital leases or operating leases.

          (f) Change in Management.  Permit a change in more than one of  the
              --------------------
     presently appointed or existing Chief Executive Officer or Chief Operating Officer of Borrower during the term of the Loan.

          (g) Loan.  Make any loan to any person or entity that is not a direct
              ----
     or indirect wholly controlled subsidiary of Borrower.

          (h) Transactions with Affiliates.  Enter into any transaction,
              ----------------------------
     including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate (as hereinafter defined) of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a person or entity not an Affiliate of Borrower. As used herein, the term "Affiliate" means any individual or
                                          ---------
     entity directly or indirectly controlling, controlled by, or under common control with, another individual or entity.

          (i) Dividends.  Borrower agrees not to declare or pay any dividends on
              ---------
     any shares of Borrower's capital stock other than a dividend in connection with or to effect a stock split or other subdivision of Borrower's capital stock, make any other distributions with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Borrower's capital stock, or make any other distribution, sale, transfer or lease of any of Borrower's assets other than in the ordinary course of business, unless any such amounts are directly utilized for the payment of principal or interest on indebtedness and obligations owing from time to time by Borrower to Bank.

       9. Financial Covenants.  Until (i) the Note and all other obligations and
          -------------------
liabilities of Borrower under this Credit Agreement and the other Loan Documents are fully paid and satisfied, and (ii) Bank has no further commitment to lend hereunder, Borrower will maintain, the following financial covenants:

          (a) Minimum Liquidity.  Borrower will maintain at all times,
              -----------------
     unencumbered cash, cash equivalents and marketable securities equal to or in excess of the Minimum Liquidity. As used herein, the terms "unencumbered cash, cash equivalents and/or marketable securities" and "unencumbered

CREDIT AGREEMENT - Page 6
----------------
     liquid assets" shall mean (i) marketable direct obligations of the United States of America or any agency thereof, and obligations fully guaranteed as to principal and interest by the United States of America, (ii) bank repurchase agreements and certificates of deposit issued by, and money market funds or other accounts placed with (A) Bank, (B) commercial banks having their headquarters in the State of Texas and having combined capital, surplus and undivided profits of not less than $500,000,000.00 or
     (C) other financial institutions approved in writing by Bank, (iii) certificates of deposit issued by, and accounts placed with, financial institutions insured by the Federal Deposit Insurance Corporation, the amount of which are fully insured by the Federal Deposit Insurance Corporation, (iv) investments in corporate or municipal debt instruments rated investment grade or better by either Moody's Investor Services, Inc. ("Moody's") or Standard and Poors Corporation ("S&P"), (v) investments in
       -------                                       ---
     common or preferred stock of corporate issuers organized under the laws of a state of the United States of America whose debt instruments are rated investment grade or better by Moody's or S&P, and (vi) investments existing on the date hereof that have been disclosed to Bank prior to the date hereof.

          (b) Total Liabilities/Tangible Net Worth.  Borrower will maintain, at
              ------------------------------------
     all times, a ratio of (a) total liabilities (excluding any Subordinated
     Debt), to (b) Tangible Net Worth of not greater than 1.75 to 1.0. As used herein, the term "Tangible Net Worth" means, as of any date, Borrower's
                       ------------------
     total assets excluding all intangible assets, less total liabilities
                                                   ----
     excluding any Subordinated Debt.  As used herein, the term "Subordinated
                                                                 ------------
     Debt" means any indebtedness owing by Borrower which has been subordinated
     ----
     by written agreement to all indebtedness now or hereafter owing by Borrower to Bank, such agreement to be in form and substance reasonably acceptable to Bank.

     10.  Reporting Requirements.  Until (i) the Note and all other obligations
          ----------------------
and liabilities of Borrower under this Credit Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will, unless Bank shall otherwise consent in writing, furnish to Bank:

          (a) Interim Financial Statements.  As soon as available, and in any
              ----------------------------
     event within forty-five (45) days after the end of each quarter of each fiscal year of Borrower, a balance sheet and income statement of Borrower as of the end of such fiscal quarter, all in form and substance and in detail reasonably satisfactory to Bank and duly certified (subject to year-end review adjustments) by the President and/or Chief Financial Officer of Borrower (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied.

          (b) Annual Financial Statements.  As soon as available and in any
              ---------------------------
     event within ninety (90) days after the end of each fiscal year of Borrower, a balance sheet and income statement of Borrower as of the end of such fiscal year, in each case audited by independent public accountants of recognized standing.

          (c) Unencumbered Liquid Assets Report.  As soon as available and in
              ---------------------------------
     any event within thirty (30) days after the end of each month of each fiscal year, a report of the unencumbered liquid assets of Borrower as of the end of such fiscal month, all in a form and substance and in detail reasonably satisfactory to Bank together with a certificate signed by the President and/or Chief Financial Officer of Borrower stating that Borrower was in full compliance with all its obligations with regard to unencumbered liquid assets and that the statements therein were true and correct in all material respects and did not misstate or omit any material fact on the date as of which the report was made.

CREDIT AGREEMENT - Page 7
----------------

          (d) Compliance Certificate.  A certificate signed by the President
              ----------------------
     and/or Chief Financial Officer of Borrower, within forty-five (45) days after the end of each quarter of each fiscal year, stating that Borrower was in full compliance with all of its obligations under this Credit Agreement and all other Loan Documents and was not in default of any term or provisions hereof or thereof, and demonstrating compliance with all financial ratios and covenants set forth in this Credit Agreement on a monthly basis or on a quarterly basis as required herein.

          (e) SEC and Other Reports.  Promptly upon its becoming available,
              ---------------------
     furnish to Bank one copy of each financial statement, report, notice, or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, statement, registration statement or prospectus filed by Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any governmental authority in any proceeding to which Borrower is a party. For purposes of this Agreement, "governmental authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental entity having or asserting jurisdiction over Borrower or any of its business, operations or properties.

     11.  Events of Default.  Each of the following shall constitute an "Event
          -----------------
of Default" under this Credit Agreement:

          (a) The failure, refusal or neglect of Borrower to pay when due any part of the principal of, or interest on, the Note or any other indebtedness or obligations owing to Bank by Borrower from time to time which is not remedied within five (5) days after delivery of written notice thereof to Borrower from Bank.

          (b) The failure of Borrower or any Obligated Party (as defined below) to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents which is not remedied within thirty (30) days after delivery of written notice thereof to Borrower from Bank.

          (c) The occurrence of an event of default under any of the other Loan Documents or under any other agreement now existing or hereafter arising between Bank and Borrower which is not remedied within any applicable cure period stated herein.

          (d) The occurrence of an event of default under any other agreement now existing or hereafter arising between Bank and Borrower or any Obligated Party, whether or not related to the Loan or other loans which is not remedied within any applicable cure period stated herein.

          (e) Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect.

          (f) The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower to any third party under any agreement or understanding.

          (g) If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within

CREDIT AGREEMENT - Page 8
----------------
     sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or
                                                -------------------------
     an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any material property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

          (h) If Borrower or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity without the prior written consent of Bank (which consent shall not be unreasonably withheld) or, if Borrower or any Obligated Party is an individual, the death or legal incapacity of any such individual.

          (i) The entry of any judgment against Borrower or the issuance or entry of any attachment or other lien against any of the property of Borrower for an amount in excess of $500,000.00 if undischarged, unbonded or undismissed within thirty (30) days after such entry.

Nothing contained in this Credit Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative. The term "Obligated Party", as used
                                                  ---------------
herein, shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the indebtedness evidenced by the Note. Paragraph (a) immediately above may be referred to herein from time to time as a "Payment Event of Default," and Paragraphs (b) through (i)
                   ------------------------
inclusive, immediately above may be referred to herein from time to time as a

"Performance Event of Default."
-----------------------------

     12.  Remedies.  Upon the occurrence of any one or more of the foregoing
          --------
Events of Default, (a) the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Bank by Borrower at such time shall, at the option of Bank, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Bank may, at its option, cease further advances under the Note; provided, however, concurrently and automatically with
                         --------  -------
the occurrence of an Event of Default under subparagraph (g) in the immediately
                                            ------------
preceding paragraph (i) further advances under the Note shall cease, and (ii) the Note and all other indebtedness owing to Bank by Borrower at such time shall, without any action by Bank, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of Bank set forth in this Credit Agreement and in any of the other Loan Documents may also be exercised by Bank, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

     13.  Rights Cumulative.  All rights of Bank under the terms of this Credit
          -----------------
Agreement shall be cumulative of, and in addition to, the rights of Bank under any and all other agreements between Borrower and Bank (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by Bank under the terms of any other agreement.

     14.  Waiver and Agreement.  Neither the failure nor any delay on the part
          --------------------
of Bank to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver

CREDIT AGREEMENT - Page 9
----------------
thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Credit Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Bank, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Credit Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

     15.  Chapter 346, Texas Finance Code. Borrower and Bank hereby agree that,
          -------------------------------
the provisions of Chapter 346 of the Texas Finance Code (regulating certain revolving credit Loan and revolving triparty accounts) shall not apply to the Loan Documents.

     16.  Arbitration.  Bank and Borrower agree that upon the written demand of
          -----------
either party, whether made before or after the institution of any legal proceedings, but within the earlier to occur of (i) one hundred twenty (120) days after the filing of the original petition in any legal proceeding or (ii) prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from the Note, any Loan Documents or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration shall be conducted in the city nearest Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or when applicable, a judgment by confession of judgment. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this arbitration provision shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     THE AUTHORIZED REPRESENTATIVES OF BORROWER AND BANK HAVE SIGNED THEIR INITIALS BELOW TO EVIDENCE BORROWER'S AND BANK'S ACKNOWLEDGMENT OF THIS ARBITRATION CLAUSE.

     BORROWER: ________________________  BANK: ______________________________

     17.  Jury Waiver.  BORROWER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY
          -----------
VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT

CREDIT AGREEMENT - Page 10
----------------

TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

     18.  Choice of Forum; Consent to Service of Process and Jurisdiction.  Any
          ---------------------------------------------------------------
suit, action or proceeding against Borrower with respect to this Credit Agreement, the Note or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Bank in its sole discretion may elect and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon Borrower, if Borrower is a natural person, or if Borrower is not a natural person, upon its (i) registered agent, general partner, manager or other person designated in writing and filed with the Secretary of State of Texas or otherwise provided by law as the person designated for service of process or (ii) the natural person whose signature appears below and who signs this Credit Agreement on behalf of Borrower ("Process Agent"), and Borrower
                                              -------------
hereby irrevocably appoints Process Agent, as its true and lawful attorney-in-fact in the name, place and stead of Borrower to accept such service of any and all such writs, process and summonses, and agrees that the failure of Process Agent to give any notice of such service of process to it shall not impair or affect the validity of such service or of any judgment based thereon. Borrower hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Bank by registered or certified mail, postage prepaid, to Borrower's address set forth herein. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement or any Note brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

     19.  Maximum Interest Rate.  Regardless of any provision contained in any
          ---------------------
of the Loan Documents, Bank shall never be entitled to receive, collect or apply as interest on the Note any amount in excess of interest calculated at the maximum rate allowed by applicable law, and, in the event that Bank ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the
Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the maximum rate allowed by applicable law, Borrower and Bank shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Note; provided that, if the Note is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the maximum rate allowed by applicable law, Bank shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Note and, in such event, Bank shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the maximum rate allowed by applicable law.

     20.  Nonliability of Bank.  The relationship between Borrower and Bank is,
          --------------------
and shall at all times remain, solely that of borrower and lender, and Bank neither undertakes nor assumes any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely

CREDIT AGREEMENT - Page 11
----------------
entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by Bank in connection with any such matter is for the protection of Bank, and neither Borrower nor any third party is entitled to rely thereon.

     21.  Offset.  Borrower hereby grants to Bank the right of offset, to secure
          ------
repayment of the Note, upon any and all moneys, securities or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to Bank, or any of them, or any of their agents, from or for the account of Borrower, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Bank at any time existing.

     22.  Accounting Terms and Reports.  All accounting terms not specifically
          ----------------------------
defined in this Credit Agreement shall be construed in accordance with generally accepted accounting principles consistently applied on the basis used by Borrower in prior years. All financial reports furnished by Borrower to Bank pursuant to this Credit Agreement shall be prepared in such form and such detail as shall be reasonably satisfactory to Bank, shall be prepared on the same basis as those prepared by Borrower in prior years and shall be the same financial reports as those furnished to Borrower's officers and directors.

     23.  Benefits.  This Credit Agreement shall be binding upon and inure to
          --------
the benefit of Bank and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations under this Credit Agreement or any of the other Loan Documents.

     24.  Notices.  Except for telephonic notices expressly permitted herein, if
          -------
any, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) by telecopy transmission with proof of delivery or (iv) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery or telecopy transmission, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service; provided, however, that any telephonic or other notice received by Bank after 10:00 a.m. Dallas, Texas time on any day from Borrower with respect to a request for an advance shall be deemed for the purposes of such to have been given by Borrower on the next succeeding day. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     25.  Governing Law.  This Credit Agreement and the other Loan Documents
          -------------
have been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in the county in Texas where the Bank's address set forth on the signature page hereof is located.

     26.  Invalid Provisions.  If any provision of this Credit Agreement or any
          ------------------
of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Credit Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

CREDIT AGREEMENT - Page 12
----------------

     27.  Expenses.  Borrower shall pay all reasonable out-of-pocket costs and
          --------
expenses (including, without limitation, reasonable attorneys' fees) in connection with (i) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (ii) any action in the enforcement of Bank's rights upon the occurrence of Event of Default.

     28.  Participation of the Loan.  Borrower agrees that Bank may, at its
          -------------------------
option, sell interests in the Loan and its rights under this Credit Agreement to a financial institution or institutions and, in connection with each such sale, Bank may disclose any financial and other information available to Bank concerning Borrower to each prospective purchaser.

     29.  Entire Agreement.  This Credit Agreement (together with the other Loan
          ----------------
Documents) contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

     30.  Conflicts.  In the event any term or provision hereof is inconsistent
          ---------
with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Credit Agreement shall be controlling.

     31.  Strict Compliance.  If any action or failure to act by Borrower
          -----------------
violates any covenant or obligation of Borrower contained herein, then such violation shall not be excused by the fact that such action or failure to act would otherwise be required or permitted by any covenant (or exception to any covenant) other than the covenant violated.

     32.  Headings.  Section headings are for convenience of reference only and
          --------
shall in no way affect the interpretation of this Credit Agreement.

     33.  Counterparts.  This Credit Agreement may be separately executed in any
          ------------
number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

     Executed as of the date stated above.

                              BANK ONE, TEXAS, N.A.



                              By:     /s/ MIKE MEREDITH
                                     -----------------------------------
                              Name:  Mike Meredith
                              Title: Vice President

                              Bank's Address:
                              Attn: Mr. Mike Meredith
                              1717 Main Street, 3/rd/ Floor
                              Dallas, Texas 75201
                              Bank's Telephone No.:  214-290-2314
                              Bank's Telecopy No. :  214-290-2765

CREDIT AGREEMENT - Page 13
----------------

                              BORROWER:
                              --------

                              DATA RETURN CORPORATION



                              By:     /s/ STUART A. WALKER
                                     --------------------------------------
                              Name:  Stuart A. Walker
                              Title: Vice President - Chief Financial Officer

                              Borrower's Address:

                              222 West Las Colinas Boulevard, Suite 450E
                              Irving, Texas 75039
                              Borrower's Telephone No.: 972-869-0770
                              Borrower's Telecopy No. : 972-869-0150

                              With a copy to:  General Counsel

CREDIT AGREEMENT - Page 14
----------------

INDEX OF EXHIBITS:

Exhibit "A"  Promissory Note
-----------
Exhibit "B"  Security Agreement
-----------
Exhibit "C"  Pledge Agreement
-----------

CREDIT AGREEMENT - Page 15
----------------

                                  EXHIBIT "A"
                                      TO
                               CREDIT AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION

                                PROMISSORY NOTE
                                ---------------


$2,000,000.00                                                  December 29, 1999

     FOR VALUE RECEIVED, on or before July 31, 2000, ("Maturity Date"), the
                                                       -------------
undersigned, DATA RETURN CORPORATION, a Texas corporation, and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"),
                                                                 --------
promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank")
                                                                        ----
at its offices in Dallas County, Texas, at 1717 Main Street, 3/rd/ Floor, Dallas, Texas 75201 the principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) ("Total Principal Amount"), or such amount less than the Total
                  ----------------------
Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal
                                         ----
Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall from day to day be equal to the lesser of
(a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"),
                                                               -------------
calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate of interest ("Base
                                                                           ----
Rate") as established from time to time by Bank (which may not be the lowest,
----
best or most favorable rate of interest which Bank may charge on loans to its customers) plus (ii) zero percent (0%), each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

     The term "Maximum Rate," as used herein, shall mean at the particular time
               ------------
in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) interest shall be due and payable monthly as it accrues, commencing on January 1, 2000, and continuing on the last day of each successive month thereafter during the term of this Note; and

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

CREDIT AGREEMENT - EXHIBIT "A" - Page 1
------------------------------

     If a payment is ten (10) or more days late, Borrower will pay a delinquency charge in an amount equal to the greater of (i) 5.0% of the amount of the delinquent payment up to the maximum amount of $250.00, or (ii) $25.00. Upon an Event of Default, including failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the Contract Rate three (3.00) percentage points, and
(b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased Contract Rate).

     This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank pursuant to that certain Credit Agreement dated of even date herewith, by and between Borrower and Bank ("Credit Agreement"), and is secured
                                             ----------------
by, inter alia, the following:
    ----- ----

          (a) a Security Agreement of even date herewith, by and between Borrower and Bank, covering certain collateral as more particularly described therein; and

          (b) a Pledge Agreement dated of even date herewith between Borrower and Bank, covering certain cash, cash equivalents and/or marketable securities as more particularly described therein.

This Note, the Credit Agreement and all other documents evidencing, securing, governing, guaranteeing or entered into in connection with this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the
                    --------------
benefits and security provided in the Loan Documents.

     Under the Credit Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and reborrow hereunder.
Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to unpaid accrued interest, then to principal, and any remaining amount to any unpaid collection costs, delinquency charges and other charges; provided, however, upon delinquency or other Event of Default, Bank reserves the right to apply payments among principal, interest, delinquency charges, collection costs and other charges, at its discretion. All payments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other
                                         ------------
than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. The books and records of Bank shall be prima facie
                                                                    ----- -----
evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):
                              ----------------

CREDIT AGREEMENT - EXHIBIT "A" - Page 2
------------------------------

          (a) failure of Borrower to pay any installment of principal of or interest on this Note or on any other indebtedness of Borrower to Bank when due; or

          (b) the occurrence of any event of default specified in any of the other Loan Documents; or

          (c) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;

the holder of this Note may, at its option, without further notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or

CREDIT AGREEMENT - EXHIBIT "A" - Page 3
------------------------------
pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

                              BORROWER:
                              --------

                              DATA RETURN CORPORATION


                              By:
                                     ----------------------------------
                              Name:  Stuart A. Walker
                              Title: Vice President - Chief Financial Officer

                              Borrower's Address:
                              Attn: Chief Financial Officer
                              With a copy to: General Counsel
                              222 West Las Colinas Boulevard, Suite 450E
                              Irving, Texas 75039
                              Borrower's Telephone No.: 972-869-0770
                              Borrower's Telecopy No. : 972-869-0150

CREDIT AGREEMENT - EXHIBIT "A" - Page 4
------------------------------

                                  EXHIBIT "B"
                                      TO
                               CREDIT AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION

                              SECURITY AGREEMENT
                              ------------------


     This SECURITY AGREEMENT ("Agreement") is made as of December 29, 1999, by
                               ---------
DATA RETURN CORPORATION, a Texas corporation, (hereinafter called "Debtor",
                                                                   ------
whether one or more), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION

("Bank").  Debtor hereby agrees with Bank as follows:
  ----

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor.
                        --------

          (b) The term "Code" shall mean the Uniform Commercial Code as in
                        ----
     effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all of the property set forth
                        ----------
     below:

               (i) All present and future accounts, chattel paper, documents, instruments, deposit accounts and general intangibles (including any right to payment for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed by Debtor), now or hereafter owned, held, or acquired by Debtor, together with any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

               (ii) The equipment described on Exhibit "A" attached hereto and
                                               -----------
          made a part hereof which are possessed, held, acquired, leased or owned by Debtor and used or usable in Debtor's business, together with all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form). To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property, such real property and the record owner thereof is described on Exhibit "B" attached hereto and made a
                                        -----------
          part hereof.

          The term Collateral, as used herein, shall also include all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party (as hereinafter defined). The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 1
------------------------------
     finished goods intended for sale in the ordinary course of Debtor's business or as otherwise provided herein.

          (d) The term "Indebtedness" shall mean (i) all indebtedness,
                        ------------
     obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or entered into in connection with all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection of all or any part of the indebtedness and obligations described in (i), (ii) and
     (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents
                        --------------
     evidencing, securing, governing, guaranteeing and/or entered into in connection with the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than
                        ---------------
     Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and
                        -------------
     assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in
Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness, Debtor, for
          -----------------
value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3.   Representations and Warranties.  Debtor hereby represents and warrants
          ------------------------------
the following to Secured Party:

          (a) Due Authorization.  The execution, delivery and performance of
              -----------------
     this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action of Debtor, to the extent Debtor is a corporation, or by all necessary partnership action, to the extent Debtor is a partnership.

          (b) Validity.  This Agreement and the other Loan Documents constitute
              --------
     legal, valid and binding obligations of Debtor.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 2
------------------------------

          (c) Ownership and Liens.  Debtor has good and marketable title to the
              -------------------
     Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents.  Neither the ownership, the intended use
              ------------------------
     of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) except for such conflicts as would not have a material adverse effect on the financial condition, properties or operations of Debtor, conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest.  Debtor has full right, power and authority to
              -----------------
     grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance.

          (f) Location.  Debtor's residence or chief executive office, as the
              --------
     case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Except as specified elsewhere herein, all Collateral shall be kept at such address and such other addresses as may be listed in Schedule "A" attached
                                                          ------------
     hereto and made a part hereof.

          (g) Solvency of Debtor.  As of the date hereof, and after giving
              ------------------
     effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

          (h) Compliance with Environmental Laws.  Except as disclosed in
              ----------------------------------
     writing to Secured Party: (i) Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource
                                                ------
     Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"), the Texas Water Code
                                                    ----
     and

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 3
------------------------------
     the Texas Solid Waste Disposal Act; (ii) none of the operations of Debtor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (iii) Debtor has not filed any notice under any federal, state or local law indicating that Debtor is responsible for the release into the environment, the disposal on any premises in which Debtor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Debtor is conducting its businesses; and
     (iv) Debtor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release", as used herein, shall have
                -------------------       -------
     the meanings specified in CERCLA, and the terms "solid waste" and
                                                      -----------
     "disposal", as used herein, shall have the meanings specified in RCRA;
      --------
     provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

          (i) Accounts.  Each account represents the valid and legally binding
              --------
     indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Debtor to Secured Party from time to time in writing. The amount shown as to each account on Debtor's books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

     4.   Affirmative Covenants.  Debtor will comply with the covenants
          ---------------------
contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens.  Debtor will maintain good and marketable
              -------------------
     title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances.  Debtor will from time to time at its expense
              ------------------
     promptly execute and deliver all further instruments and documents and take all further action reasonably necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in detail reasonably satisfactory to Bank.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 4
------------------------------

          (c) Inspection of Collateral.  Debtor will keep adequate records
              ------------------------
     concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (d) Payment of Taxes.  Debtor (i) will timely pay all property and
              -----------------
     other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor's books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party's written request, Debtor will establish with Secured Party an escrow reasonably acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

          (e) Mortgagee's and Landlord's Waivers.  Debtor shall cause each
              ----------------------------------
     mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver agreements reasonably satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives or subordinates any rights it may have in the Collateral.

          (f) Accounts.  Debtor will, except as otherwise provided in Subsection
              --------
     6(f), collect, at Debtor's own expense, all amounts due or to become due under each of the accounts. In connection with such collections, Debtor may and, at Secured Party's direction, will take such action not otherwise forbidden by Subsection 5(e) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the accounts. Debtor will also duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account. Debtor also covenants and agrees to take any action and/or execute any documents that Secured Party may request in order to comply with the Federal Assignment of Claims Act, as amended.

     5.   Negative Covenants.  Debtor will comply with the covenants contained
          ------------------
in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance.  Debtor will not (i) sell, assign (by
              -----------------------
     operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any of the Collateral to any party other than Secured Party, except for (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or other disposal of any item

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 5
------------------------------
     of equipment which is worn out or obsolete; provided, however, the exceptions permitted in clauses (A) and (B) above shall automatically terminate upon the occurrence of an Event of Default.

          (b) Impairment of Security Interest.  Debtor will not take or fail to
              -------------------------------
     take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral.  Debtor will not cause or permit the
              ------------------------
     removal of any Collateral from its possession, control and risk of loss, nor will Debtor cause or permit the removal of any Collateral from the address on the signature page hereof and the addresses specified on

     Schedule "B" to this Agreement other than (i) as permitted by Subsection
     ------------
     5(a), (ii) in connection with the possession of any Collateral by Secured Party or by its bailee, or (iii) to move the Collateral to one of Debtor's other locations.

          (d) Compromise of Collateral.  Debtor will not adjust, settle,
              ------------------------
     compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Secured Party's written request. Debtor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and (ii) any claim asserted by any account debtor for credit, allowance, adjustment, dispute, setoff or counterclaim, as Secured Party may request from time to time.

          (e) Financing Statement Filings.  Debtor recognizes that financing
              ---------------------------
     statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its residence or chief executive office, as the case may be.
     Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Debtor's residence or chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(f) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action reasonably required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6.   Rights of Secured Party.  Secured Party shall have the rights
          -----------------------
contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings.  Debtor hereby authorizes
              ---------------------------------------
     Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral; provided, that Secured Party may give Debtor prompt written notice thereof. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate; provided, that Secured Party may give Debtor prompt written notice thereof.

          (b) Power of Attorney.  Debtor hereby irrevocably appoints Secured
              -----------------
     Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 6
------------------------------
     and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation:
     (i) to obtain and adjust insurance required by Secured Party hereunder;
     (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause
     (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral. Secured Party may give Debtor prompt written notice of any action taken by it under this subsection.

          (c) Performance by Secured Party.  If Debtor fails to perform any
              ----------------------------
     agreement or obligation provided herein, Secured Party may, after giving Debtor written notice of such nonperformance and ten (10) days after such notice to perform, itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand; provided, that Secured Party may give Debtor prompt written notice of any action taken by it under this subsection.

          (d) Request for Environmental Inspections.  Upon Secured Party's
              -------------------------------------
     reasonable request from time to time, Debtor will obtain at Debtor's sole expense an inspection or audit of Debtor's operations from an engineering or consulting firm approved by Secured Party, indicating the presence or absence of toxic or hazardous substances and solid wastes on any premises in which Debtor is conducting its business; provided, however, Debtor will be obligated to pay for the cost of any such inspection or audit no more than one time in any twelve (12) month period unless Secured Party has reason to believe that toxic or hazardous substances or solid wastes have been dumped on any such premises. If Debtor fails to order or obtain an inspection or audit within ten (10) days after Secured Party's request, Secured Party may at its option order such inspection or audit, and Debtor grants to Secured Party and its agents, employees, contractors and consultants access to the premises in which it is conducting its business and a license (which is coupled with an interest and is irrevocable) to obtain inspections and audits. Debtor agrees to promptly provide Secured Party with a copy of the results of any such inspection or audit received by Debtor. The cost of such inspections and audits shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

          (e) Debtor's Receipt of Proceeds.  All amounts and proceeds (including
              ----------------------------
     instruments and writings) received by Debtor in respect of such accounts shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

          (f) Notification of Account Debtors.  Secured Party may at its
              -------------------------------
     discretion from time to time notify any or all obligors under any accounts
     (i) of Secured Party's security interest in such accounts and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts with such obligors. Secured Party may copy Debtor on all communications sent pursuant to this subsection. Secured Party shall have the right, at the expense of Debtor, to enforce collection of any such accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 7
------------------------------

     7.   Events of Default.  Each of the following constitutes an "Event of
          -----------------                                         --------
Default" under this Agreement:
-------

          (a) Failure to Pay Indebtedness.  The failure, refusal or neglect of
              ---------------------------
     Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable from time to time which is not remedied within five (5) days after delivery of written notice thereof to Borrower from Secured Party; or

          (b) Non-Performance of Covenants.  The failure of Borrower or any
              ----------------------------
     Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents which is not remedied within thirty (30) days after delivery of written notice thereof to Borrower from Secured Party; or

          (c) Default Under other Loan Documents.  The occurrence of an event of
              ----------------------------------
     default under any of the other Loan Documents which is not remedied within any applicable cure period stated therein; or

          (d) False Representation.  Any representation contained herein or in
              --------------------
     any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (e) Default to Third Party.  The occurrence of any event which permits
              ----------------------
     the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (f) Bankruptcy or Insolvency.  If Borrower or any Obligated Party: (i)
              ------------------------
     becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable
                                                            ----------
     Bankruptcy Law") or an involuntary petition for relief is filed against
     --------------
     such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

          (g) Execution on Collateral.  The Collateral or any portion thereof is
              -----------------------
     taken on execution or other process of law in any action against Debtor; or

          (h) Abandonment.  Debtor abandons the Collateral or any portion
              -----------
     thereof; or

          (i) Action by Other Lienholder.  The holder of any lien or security
              --------------------------
     interest on any of the assets of Debtor, including without limitation, the Collateral (without hereby implying the consent of

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 8
------------------------------

     Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (j) Liquidation, Death and Related Events.  If Borrower or any
              -------------------------------------
     Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity without Secured Party's prior written consent (which consent shall not be unreasonably withheld) or, if Borrower or any Obligated Party is an individual, the death or legal incapacity of any such individual.

     8.   Remedies and Related Rights.  If an Event of Default shall have
          ---------------------------
occurred and be continuing, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies.  Secured Party may from time to time at its discretion,
              --------
     without limitation and without notice except as expressly provided in any of the Loan Documents:

                    (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                    (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

                    (iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                    (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                    (v) buy the Collateral, or any portion thereof, at any public sale;

                    (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                    (vii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and

                    (viii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 9
------------------------------

     Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds.  If any Event of Default shall have
              -----------------------
     occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

                    (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

                    (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

                    (iii) to the satisfaction of the Indebtedness;

                    (iv)  by holding such cash and proceeds as Collateral;

                    (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency.  In the event that the proceeds of any sale of,
              ----------
     collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies.  In granting to Secured Party the power to
              ---------------------
     enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 10
------------------------------

          (e) Other Recourse.  Debtor waives any right to require Secured Party
              --------------
     to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property,
     (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9.   Indemnity.  Debtor hereby indemnifies and agrees to hold harmless
          ---------
Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all
                          ------------------
liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted
                    ------
against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction (or arbitration panel or arbitrator if arbitration has been commenced pursuant to the Credit Agreement of even date herewith by and between Borrower and Secured Party) enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.
          -------------

          (a) Entire Agreement.  This Agreement contains the entire agreement of
              ----------------
     Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 11
------------------------------

          (b) Amendment.  No modification, consent or amendment of any provision
              ---------
     of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party.  The lien, security interest and other
              ------------------------
     security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party.  Secured Party may waive any Event of
              -----------------------
     Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses.  Debtor will upon demand pay to Secured Party
              ------------------
     the amount of any and all reasonable out-of-pocket costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue.  This Agreement has been entered into in the county in
              -----
     Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 12
------------------------------

          (h) Severability.  If any provision of this Agreement is held by a
              ------------
     court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation.  Nothing contained herein shall be construed as an
              -------------
     obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. Except for telephonic notices expressly permitted herein,
              -------
     if any, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) by telecopy transmission with proof of delivery or (iv) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery or telecopy transmission, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment.  This Agreement (i) creates a
              -----------------------------
     continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination.  It is contemplated by the parties hereto that from
              -----------
     time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower,
     (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights.  All rights and remedies of Secured Party
              -----------------
     hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number.  Within this Agreement, words of any gender
              -----------------
     shall be held and construed to include the other gender, and words in the singular number shall be held and construed

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 13
------------------------------
     to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) Descriptive Headings.  The headings in this Agreement are for
              --------------------
     convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.


     EXECUTED as of the date first written above.

                              BANK ONE, TEXAS, N.A.



                              By:
                                     -----------------------------------
                              Name:  Mike Meredith
                              Title: Vice President

                              Bank's Address:
                              Attn: Mr. Mike Meredith
                              1717 Main Street, 3/rd/ Floor
                              Dallas, Texas 75201
                              Bank's Telephone No.:  214-290-2314
                              Bank's Telecopy No. :  214-290-2765

                              BORROWER:
                              --------

                              DATA RETURN CORPORATION



                              By:
                                     ------------------------------------
                              Name:  Stuart A. Walker
                              Title: Vice President - Chief Financial Officer

                              Borrower's Address:
                              222 West Las Colinas Boulevard, Suite 450E
                              Irving, Texas 75039
                              Borrower's Telephone No.: 972-869-0770
                              Borrower's Telecopy No. : 972-869-0150

                              With a copy to:  General Counsel

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 14
------------------------------

                                 SCHEDULE "A"
                                      TO
                              SECURITY AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION



The other addresses referenced in Subsection 3(f) are as follows:



CREDIT AGREEMENT - EXHIBIT "B" - PAGE 15
------------------------------

                                  EXHIBIT "A"
                                      TO
                              SECURITY AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION


                             EQUIPMENT DESCRIPTION



See the attached                pages.
                 --------------

CREDIT AGREEMENT - EXHIBIT "B" - PAGE 16
------------------------------

                                  EXHIBIT "B"
                                      TO
                              SECURITY AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION


Location:



Owner of Record:



Legal Description:


CREDIT AGREEMENT - EXHIBIT "B" - PAGE 17
------------------------------

                                  EXHIBIT "C"
                                      TO
                               CREDIT AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION

                               PLEDGE AGREEMENT
                               ----------------


     THIS PLEDGE AGREEMENT ("Agreement") is made as of December 29, 1999, by
                             ---------
DATA RETURN CORPORATION, a Texas corporation (hereinafter called "Pledgor",
                                                                  -------
whether one or more), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"). Pledgor hereby agrees with Bank as follows:
  ----

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings indicated below:

          (a) The term "Borrower" shall mean Pledgor.
                        --------

          (b) The term "Code" shall mean the Uniform Commercial Code as in
                        ----
     effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all property specifically
                        ----------
     described on Schedule "A" attached hereto and made a part hereof.  The term
                  ------------
     Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (d) The term "Indebtedness" shall mean (i) all indebtedness,
                        ------------
     obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or entered into in connection with all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection of all or any part of the indebtedness and obligations described in (i), (ii) and
     (iii) above or the protection or preservation of,


CREDIT AGREEMENT - EXHIBIT "C" - Page 1
------------------------------
     or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents
                        --------------
     evidencing, securing, governing, guaranteeing and/or entered into in connection with the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than
                        ---------------
     Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and
                        -------------
     assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness, Pledgor, for
          -----------------
value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3.   Additional Property.  Collateral shall also include the following
          -------------------
property (collectively, the "Additional Property") which Pledgor becomes
                             -------------------
entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement, and such cash dividends and interest shall not constitute Additional Property. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance reasonably satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4.   Voting Rights.  As long as no Event of Default shall have occurred
          -------------
hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior


CREDIT AGREEMENT - EXHIBIT "C" - Page 2
------------------------------
written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5.   Maintenance of Collateral.  Other than the exercise of reasonable care
          -------------------------
to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, reasonably acceptable to Secured Party; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6.   Representations and Warranties.  Pledgor hereby represents and
          ------------------------------
warrants the following to Secured Party:

          (a) Due Authorization.  The execution, delivery and performance of
              -----------------
     this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

          (b) Validity.  This Agreement and the other Loan Documents constitute
              --------
     legal, valid and binding obligations of Pledgor.

          (c) Ownership and Liens.  Pledgor has good and marketable title to the
              -------------------
     Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents.  Neither the ownership, the intended use
              ------------------------
     of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) except for such conflicts as would not have a material adverse effect on the financial condition, properties or operations of Pledgor, conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental


CREDIT AGREEMENT - EXHIBIT "C" - Page 3
------------------------------
     authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest.  Pledgor has full right, power and authority to
              -----------------
     grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance.

          (f) Location.  Pledgor's residence or chief executive office, as the
              --------
     case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) Solvency of Pledgor.  As of the date hereof, and after giving
              -------------------
     effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) Securities.  Any certificates evidencing securities pledged as
              ----------
     Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

     7.   Affirmative Covenants.  Pledgor will comply with the covenants
          ---------------------
contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens.  Pledgor will maintain good and marketable
              -------------------
     title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records.  Pledgor will keep adequate
              -------------------------------
     records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.


CREDIT AGREEMENT - EXHIBIT "C" - Page 4
------------------------------

          (c) Adverse Claim.  Pledgor covenants and agrees to promptly notify
              -------------
     Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously
              -------------------------------------------
     herewith, Pledgor covenants and agrees to deliver to Secured Party within ten (10) business days after a Pledge Event (as defined in Addendum "A"
                                                                ------------
     hereto) any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

          (e) Further Assurances.  Pledgor will contemporaneously with the
              ------------------
     execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action reasonably necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and
     (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

     8.   Negative Covenants.  Pledgor will comply with the covenants contained
          ------------------
in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance.  Pledgor will not (i) sell, assign (by
              -----------------------
     operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.


CREDIT AGREEMENT - EXHIBIT "C" - Page 5
------------------------------

          (b) Impairment of Security Interest.  Pledgor will not take or fail to
              -------------------------------
     take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership.  As to any securities pledged as Collateral
              ---------------------
     (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities, in the case of (i) through (iii), unless such issuance is at a price equal to or greater than the price paid by Pledgor.

          (d) Restrictions on Securities.  Pledgor will not enter into any
              --------------------------
     agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     9.   Rights of Secured Party.  Secured Party shall have the rights
          -----------------------
contained in this Section at all times during the period of time this Agreement is effective.

          (a) Power of Attorney.  Pledgor hereby irrevocably appoints Secured
              -----------------
     Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (b) Performance by Secured Party.  If Pledgor fails to perform any
              ----------------------------
     agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.


CREDIT AGREEMENT - EXHIBIT "C" - Page 6
------------------------------

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10.  Events of Default.  Each of the following constitutes an "Event of
          -----------------                                         --------
Default" under this Agreement:
-------

          (a) Failure to Pay Indebtedness.  The failure, refusal or neglect of
              ---------------------------
     Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable from time to time which is not remedied within five (5) days after delivery of written notice thereof to Borrower from Secured Party (referred to herein from time to time as a "Payment Event of Default"); or
                             ------------------------

          (b) Non-Performance of Covenants.  The failure of Borrower or any
              ----------------------------
     Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents which is not remedied within thirty (30) days after delivery of written notice thereof to Borrower from Secured Party; or

          (c) Default Under other Loan Documents.  The occurrence of an event of
              ----------------------------------
     default under any of the other Loan Documents which is not remedied within any applicable cure period stated therein.

          (d) False Representation.  Any representation contained herein or in
              --------------------
     any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (e) Default to Third Party.  The occurrence of any event which permits
              ----------------------
     the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (f) Bankruptcy or Insolvency.  If Borrower or any Obligated Party: (i)
              ------------------------
     becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable
                                                            ----------
     Bankruptcy Law") or an involuntary petition for relief is filed against
     --------------
     such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or


CREDIT AGREEMENT - EXHIBIT "C" - Page 7
------------------------------

          (g) Execution on Collateral.  The Collateral or any portion thereof is
              -----------------------
     taken on execution or other process of law in any action against Pledgor;
     or

          (h) Abandonment.  Pledgor abandons the Collateral or any portion
              -----------
     thereof; or

          (i) Action by Other Lienholder.  The holder of any lien or security
              --------------------------
     interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (j) Liquidation, Death and Related Events.  If Borrower or any
              -------------------------------------
     Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity with Secured Party's prior written consent (which consent shall not be unreasonably withheld) or, if Borrower or any Obligated Party is an individual, the death or legal incapacity of any such individual; or

          (k) Dilution of Ownership.  The issuer of any securities (other than
              ---------------------
     securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (l) Bankruptcy of Issuer.  (i) The issuer of any securities
              --------------------
     constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     11.  Remedies and Related Rights.  If an Event of Default shall have
          ---------------------------
occurred and be continuing, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies.  Secured Party may from time to time at its discretion,
              --------
     without limitation and without notice except as expressly provided in any of the Loan Documents:

              (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

             (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

            (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness


CREDIT AGREEMENT - EXHIBIT "C" - Page 8
------------------------------
          has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

             (iv) buy the Collateral, or any portion thereof, at any public sale;

              (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

             (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

            (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) Private Sale of Securities.  Pledgor recognizes that Secured Party
              --------------------------
     may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the
     ---------
     purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds.  If any Event of Default shall have
              -----------------------
     occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other


CREDIT AGREEMENT - EXHIBIT "C" - Page 9
------------------------------
     realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

              (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

             (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

            (iii) to the satisfaction of the Indebtedness;

             (iv) by holding such cash and proceeds as Collateral;

              (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

             (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency.  In the event that the proceeds of any sale of,
              ----------
     collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) Non-Judicial Remedies.  In granting to Secured Party the power to
              ---------------------
     enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) Other Recourse.  Pledgor waives any right to require Secured Party
              --------------
     to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without


CREDIT AGREEMENT - EXHIBIT "C" - Page 10
------------------------------
     affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine,
     (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights.  Upon the occurrence of an Event of Default,
              -------------
     Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

          (h) Dividend Rights and Interest Payments.  Upon the occurrence of an
              -------------------------------------
     Event of Default:

              (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

             (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     12.  Indemnity.  Pledgor hereby indemnifies and agrees to hold harmless
          ---------
Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by Such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction (or arbitration panel or arbitrator if arbitration has been commenced pursuant to the Credit Agreement of even date herewith by and between Borrower and Secured Party) enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.


CREDIT AGREEMENT - EXHIBIT "C" - Page 11
------------------------------

     13.  Miscellaneous.
          -------------

          (a) Entire Agreement.  This Agreement contains the entire agreement of
              ----------------
     Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment.  No modification, consent or amendment of any provision
              ---------
     of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party.  The lien, security interest and other
              ------------------------
     security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) Waiver by Secured Party.  Secured Party may waive any Event of
              -----------------------
     Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses.  Pledgor will upon demand pay to Secured Party
              ------------------
     the amount of any and all reasonable out-of-pocket costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND


CREDIT AGREEMENT - EXHIBIT "C" - Page 12
------------------------------

     THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue.  This Agreement has been entered into in the county in
              -----
     Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) Severability.  If any provision of this Agreement is held by a
              ------------
     court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation.  Nothing contained herein shall be construed as an
              -------------
     obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. Except for telephonic notices expressly permitted herein,
              -------
     if any, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) by telecopy transmission with proof of delivery or (iv) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery or telecopy transmission, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment.  This Agreement (i) creates a
              -----------------------------
     continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination.  It is contemplated by the parties hereto that from
              -----------
     time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower,
     (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof


CREDIT AGREEMENT - EXHIBIT "C" - Page 13
------------------------------
     and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) Cumulative Rights.  All rights and remedies of Secured Party
              -----------------
     hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number.  Within this Agreement, words of any gender
              -----------------
     shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) Descriptive Headings.  The headings in this Agreement are for
              --------------------
     convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.








CREDIT AGREEMENT - EXHIBIT "C" - Page 14
------------------------------

     EXECUTED as of the date first written above.

                              BANK ONE, TEXAS, N.A.



                              By:   ______________________________________
                              Name:      Mike Meredith
                              Title:     Vice President

                              Bank's Address:
                              Attn: Mr. Mike Meredith
                              1717 Main Street, 3/rd/ Floor
                              Dallas, Texas 75201
                              Bank's Telephone No.:  214-290-2314
                              Bank's Telecopy No. :  214-290-2765

                              BORROWER:
                              --------

                              DATA RETURN CORPORATION



                              By:   ______________________________________
                              Name:      Stuart A. Walker
                              Title:     Vice President - Chief Financial
                                         Officer

                              Borrower's Address:

                              222 West Las Colinas Boulevard, Suite 450E
                              Irving, Texas 75039
                              Borrower's Telephone No.: 972-869-0770
                              Borrower's Telecopy No. : 972-869-0150

                              With a copy to:  General Counsel




CREDIT AGREEMENT - EXHIBIT "C" - Page 15
------------------------------

                                 ADDENDUM "A"
                                      TO
                               PLEDGE AGREEMENT
                          DATED DECEMBER _____ , 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION

     1.   Pledge of Cash Collateral.  This Agreement is executed as a condition
          -------------------------
precedent to the Bank's obligation to make a loan evidencing the Indebtedness to Pledgor. Subject to certain conditions precedent, this Agreement creates a security interest and lien in deposit accounts, instruments, certificates of deposit, money market accounts and/or savings accounts and/or cash, cash equivalents, marketable securities and/or other unencumbered liquid assets, in each case in a form that has no risk of principal fluctuation, of Two Million
and No/100 Dollars ($2,000,000.00) (the "Cash Collateral").   Pledgor has
                                         ---------------
established an account or accounts with Bank for the deposit of the Cash Collateral in the event that the conditions precedent occur which require the deposit of the Cash Collateral (all such accounts shall be referred to as the

"Accounts").  The security interest and lien granted to Bank by Pledgor in this
---------
Agreement shall not be effective or enforced by Bank unless (i) the total amount of Pledgor's cash, cash equivalents, marketable securities and/or other unencumbered liquid assets which are not encumbered by or subject to any security interest, lien or other encumbrance held by any person, declines to less than Six Million and No/100 Dollars ($6,000,000.00) (the "Minimum
                                                               -------
Liquidity") or (ii) a Payment Event of Default shall occur (collectively or individually a "Pledge Event"). In the event a Pledge Event occurs (i) Pledgor
                ------------
shall within three (3) business days deposit the Cash Collateral with Bank in the Accounts and shall maintain such Cash Collateral with Bank during the remaining term of the Loan, and (ii) the security interest and lien granted to Bank by Pledgor shall be immediately and automatically effective and enforceable without any further action by Pledgor or Bank and shall be deemed to relate back to the date hereof as its date of inception. In addition (i) Pledgor shall execute and deliver to Bank such financing statements, stock powers, assignments, endorsements, controlled account agreements and similar documents in form and substance satisfactory to Bank, to allow Bank to further control, perfect its interest in or execute on such collateral, and (ii) Bank may transfer to the Accounts any of Pledgor's cash, cash equivalents, marketable securities and/or other unencumbered liquid assets in an amount equal to the Cash Collateral from any of Pledgor's deposit accounts, instruments, certificates of deposit, money market accounts and/or savings accounts held by Bank other than Pledgor's Operating Accounts (as defined in the Credit Agreement of even date herewith between Pledgor and Bank). Pledgor's failure to timely perform its obligations under this paragraph shall be deemed a default under this Agreement and Bank shall have the right to exercise any and all remedies set forth in this Agreement and the other Loan Documents. Nothing in this paragraph requires Bank to release any cash, cash equivalents, marketable securities and/or other unencumbered liquid assets constituting Collateral under this Agreement (including without limitation any Cash Collateral hereafter delivered to Bank under this paragraph) after a Pledge Event has occurred until payment in full of the Loan. Pledgor shall not make, produce or offer any statement, claim, defense, pleading or assertion that the Cash Collateral or Accounts and Bank's security interest or lien thereon is a preference or fraud over other creditors' claims.

     2.   Off-set.  Upon default in the payment of the Indebtedness or any part
          -------
thereof, Bank is hereby authorized to apply the Cash Collateral to the payment of the Indebtedness and to withdraw funds for such purpose at such times and in such amounts as it shall in its discretion determine.


CREDIT AGREEMENT - EXHIBIT "C" - Page 16
------------------------------

                                 SCHEDULE "A"
                                      TO
                               PLEDGE AGREEMENT
                            DATED DECEMBER 29, 1999
                                BY AND BETWEEN
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                            DATA RETURN CORPORATION


The following property is a part of the Collateral as defined in Subsection
1(c):


     Account No. __________________________________________________________ in
     the name of Pledgor and maintained with Bank One, Texas, National Association, and all cash, cash equivalents, marketable securities, liquid assets, and all other property contained from time to time in such Account.










CREDIT AGREEMENT - EXHIBIT "C" - Page 17
------------------------------